UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2006

Diamond Hill Investment Group, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24498	65-0190407

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio	43215

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 255-3333

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
     On August 10, 2006, Diamond Hill Investment Group, Inc. (the “Company”) entered into a new employment agreement with its President and CEO, R. H. Dillon. The new employment agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.
Section 9 — Financial Statements and Exhibits
     Item 9.01   Financial Statements and Exhibits.
     (a) - (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Diamond Hill Investment Group, Inc. and R. H. Dillon dated August 10, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	DIAMOND	HILL INVESTMENT GROUP, INC.
	By:	/s/ James F. Laird, Jr.
James F. Laird, Jr. Chief Financial Officer and Treasurer and Secretary
Date: August 10, 2006